FOR RELEASE: CONTACT:	New Hartford, NY, November 6, 2020 Christopher R. Byrnes (315) 738-0600 ext. 6226 cbyrnes@partech.com, www.partech.com

PAR TECHNOLOGY CORPORATION ANNOUNCES 2020 THIRD QUARTER RESULTS
•New Brink Bookings in Q3 = 1,181 a 45% sequential increase from Q2
•Total Company Revenues increase 20.7% vs. prior year
New Hartford, NY- November 6, 2020 -- PAR Technology Corporation (NYSE: PAR) ("PAR Technology" or the "Company") today announced its results for its third quarter ended September 30, 2020.

Summary of Fiscal 2020 Third Quarter
•Revenues were reported at $54.8 million for the third quarter of 2020, compared to $45.4 million for the same period in 2019, a 20.7% increase. $7.2 million of the growth was driven by inorganic growth related to our Drive-Thru and Restaurant Magic acquisitions, that was partially offset by our divestiture of SureCheck.
•GAAP net loss for the third quarter of 2020 was $3.7 million, or $0.20 loss per share, a decrease from GAAP net loss of $5.9 million, or $0.36 loss per share reported for the same period in 2019.
•Non-GAAP net loss for the third quarter of 2020 was $2.7 million, or $0.15 loss per share, compared to non-GAAP net loss of $3.5 million, or $0.21 loss per share, for the same period in 2019.

Summary of Year-to-Date Financial Results
•Revenues were reported at $155.3 million for the first nine months of 2020, compared to $134.3 million for the same period in 2019, a 15.6% increase. $16.3 million of the growth was driven by inorganic growth related to our Drive-Thru and Restaurant Magic acquisitions, that was partially offset by our divestiture of SureCheck.
•GAAP net loss for the first nine months of 2020 was $23.6 million, or $1.30 loss per share, an increase from the GAAP net loss of $9.7 million, or $0.61 loss per share reported for the same period in 2019.
•Non-GAAP net loss for the first nine months of 2020 was $12.1 million, or $0.67 loss per share, compared to non-GAAP net loss of $7.1 million or $0.44 loss per share, for the same period in 2019.

A reconciliation and description of non-GAAP financial measures to corresponding GAAP financial measures are included in the tables at the end of this press release.

“Our results in Q3 highlight the resiliency of the restaurant industry and importantly the acceleration in cloud adoption. Q3 bookings were the most we’ve seen in almost three years and highlights how quickly enterprise restaurants are reacting during the Covid-19 pandemic. As the world stabilizes, we expect activations and bookings to continue to grow,” commented Savneet Singh, PAR Technology’s CEO & President. “Alongside our strong software bookings were solid results in our hardware business. We saw strong demand for our drive thru product line and a recovery in our core terminal business. By design, our Company provides business critical technology to the most resilient sector of the restaurant industry. Our customers rely on PAR to consistently provide the products and services they require to serve their customers and improve their operations.”

Mr. Singh continued, “We are confident our Company is navigating current market conditions from a position of strength. Our recent capital raise in September gives us the strength and flexibility to increase market share by both organic and inorganic means. The pandemic continues to highlight the strength of our cloud solutions and further validates the subscription economy within enterprise restaurants. PAR remains well positioned to achieve our strategic goals, even during the most challenging environment for restaurants in history.”

Highlights of Brink - Third Quarter 2020:
-- Brink ARR at end of Q3 '20 totaled $22.9 million - an increase of $5.0 million, 29% from end of Q3 '19
-- New store activations in Q3 totaled 761 sites
-- Brink bookings in Q3 ‘20 totaled 1,181 sites
-- Brink Open Orders (backlog) totaled 1,977 sites at end of Q3 '20
-- Active Brink sites as of September 30th total 10,990 restaurants

Highlights Restaurant Magic - Third Quarter 2020:
--Restaurant Magic ARR at end of Q3 ’20 totaled $8.7 million
--New store activations in Q3 '20 totaled 473 sites
--Restaurant Magic bookings in Q3 ’20 totaled 506 sites
--Active Restaurant Magic sites as of September 30th total 5,723

Conference Call.

There will be a conference call at 9:00 a.m. (Eastern) on November 6, 2020, during which the Company’s management will discuss the financial results for the third quarter ended September 30, 2020.  To participate in the call, please call 844-419-5412, approximately 10 minutes in advance.  No passcode is required to participate in the live call or to listen to the replay version.  Investors will have the opportunity to listen to the conference call/event over the internet by visiting the Company’s website at www.partech.com/news.  Alternatively, listeners may access an archived version of the presentation call after 12:30 p.m. on November 6, 2020 through November 13, 2020 by dialing 855-859-2056 and using conference ID 2508219.

About PAR Technology Corporation.

PAR Technology Corporation through its wholly owned subsidiary ParTech, Inc., is a customer success-driven, global restaurant and retail technology company with over 100,000 restaurants in more than 110 countries using its point of sale hardware and software. ParTech’s Brink POS® integration ecosystem enables quick service, fast casual, table service, and cloud restaurants to improve their operational efficiency by combining its cloud-based POS software with the world’s leading restaurant technology platforms. PAR Technology’s Government segment is a leader in providing computer-based system design, engineering and technical services to the Department of Defense and various federal agencies PAR Technology’s stock is traded on the New York Stock Exchange under the symbol PAR. For more information, visit www.partech.com or connect with PAR Technology on Facebook or Twitter.

Forward-Looking Statements.

This press release contains "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, Section 27A of the Securities Act of 1933, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical in nature, but rather are predictive of our future operations, financial condition, business strategies and prospects. Forward-looking statements are generally identified by words such as "anticipate," "believe," "belief," "continue," "could," "expect," "estimate," "intend," "may," "opportunity," "plan," "should," "will," "would," "will likely result," and similar expressions. Forward-looking statements are based on current expectations and assumptions that are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause our actual results to differ materially from those expressed in or implied by forward-looking statements contained in this press release, including forward-looking statements relating to our expectations regarding the impact of the COVID-19 pandemic on our business, operations, financial condition, and financial results. Factors that could cause our actual results to differ materially from those expressed in or implied by forward-looking statements contained in this press release are described in our most recent Annual Report on Form 10-K, as updated by our most recent quarterly report on Form 10-Q, and other filings with the Securities and Exchange Commission.

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PAR TECHNOLOGY CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Unaudited, in thousands, except share and per share amounts)

Assets	September 30, 2020	December 31, 2019
Current assets:
Cash and cash equivalents	$55,755	$28,036
Accounts receivable – net	40,106	41,774
Inventories – net	27,113	19,326
Other current assets	3,438	4,427
Total current assets	126,412	93,563
Property, plant and equipment – net	13,810	14,351
Goodwill	41,214	41,386
Intangible assets – net	34,247	32,948
Lease right-of-use assets	2,351	3,017
Other assets	3,767	4,347
Total Assets	$221,801	$189,612
Liabilities and Shareholders’ Equity
Current liabilities:
Current portion of long-term debt	$657	$630
Accounts payable	16,372	16,385
Accrued salaries and benefits	9,730	7,769
Accrued expenses	2,549	3,176
Lease liabilities - current portion	1,132	2,060
Customer deposits and deferred service revenue	11,067	12,084
Total current liabilities	41,507	42,104
Lease liabilities - net of current portion	1,300	1,021
Deferred revenue – noncurrent	1,646	3,916
Long-term debt	104,867	62,414
Other long-term liabilities	5,706	7,310
Total liabilities	155,026	116,765
Commitments and contingencies
Shareholders’ Equity:
Preferred stock, $.02 par value, 1,000,000 shares authorized	—	—
Common stock, $.02 par value, 58,000,000 and 29,000,000 shares authorized, 19,315,272 and 18,360,205 shares issued, 18,263,416 and 16,629,177 outstanding at September 30, 2020 and December 31, 2019, respectively	386	367
Capital in excess of par value	109,772	94,372
(Accumulated deficit) retained earnings	(33,741)	(10,144)
Accumulated other comprehensive loss	(5,059)	(5,368)
Treasury stock, at cost, 1,051,856 shares and 1,731,028 shares at September 30, 2020 and December 31, 2019, respectively	(4,583)	(6,380)
Total shareholders’ equity	66,775	72,847
Total Liabilities and Shareholders’ Equity	$221,801	$189,612
See notes to unaudited interim consolidated financial statements included in the Company's quarterly report on Form 10-Q for the quarter ended September 30, 2020 (the "Quarterly Report").

Note 1 - The balance sheet at December 31, 2019 has been derived from the Company’s audited consolidated financial statements at that date but does not include all of the information and footnotes required by U.S. GAAP for complete financial statements. For further information, please refer to the consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as filed with the U.S. Securities and Exchange Commission.

PAR TECHNOLOGY CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Net revenues:
Product	$20,470	$15,904	$51,437	$46,149
Service	16,877	13,937	50,952	41,514
Contract	17,500	15,539	52,881	46,646
	54,847	45,380	155,270	134,309
Costs of sales:
Product	15,995	12,259	40,882	34,912
Service	11,252	9,482	33,810	29,868
Contract	15,929	14,643	48,781	42,679
	43,176	36,384	123,473	107,459
Gross margin	11,671	8,996	31,797	26,850
Operating expenses:
Selling, general and administrative	10,512	9,539	31,988	27,162
Research and development	4,210	3,448	13,613	9,233
Amortization of identifiable intangible assets	257	—	677	—
Adjustment to contingent consideration liability	(2,310)	—	(2,310)	—
	12,669	12,987	43,968	36,395
Operating loss	(998)	(3,991)	(12,171)	(9,545)
Other expense, net	(486)	(401)	(1,250)	(1,205)
Interest expense, net	(2,235)	(1,588)	(6,318)	(2,978)
Loss on extinguishment debt	—	—	(8,123)	—
Loss before benefit from income taxes	(3,719)	(5,980)	(27,862)	(13,728)
Benefit from income taxes	8	78	4,265	3,988
Net loss	$(3,711)	$(5,902)	$(23,597)	$(9,740)
Basic Earnings per Share:
Net loss	$(0.20)	$(0.36)	$(1.30)	$(0.61)
Diluted Earnings per Share:
Net loss	$(0.20)	$(0.36)	$(1.30)	$(0.61)
Weighted average shares outstanding
Basic	18,250	16,300	18,145	16,086
Diluted	18,250	16,300	18,145	16,086
See notes to unaudited interim consolidated financial statements included in the Quarterly Report.

PAR TECHNOLOGY CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL RESULTS
(Unaudited, in thousands, except per share and footnote amounts)

	For the three months ended				For the three months ended
	September 30, 2020				September 30, 2019
	Reported basis (GAAP)	Adjustments		Comparable basis (Non-GAAP)	Reported basis (GAAP)	Adjustments		Comparable basis (Non-GAAP)
Net revenues	$54,847	—		$54,847	$45,380	—		$45,380
Operating loss	(998)	(268)	1	(1,266)	(3,991)	1,539	3	(2,452)
Loss before benefit from (provision for) income taxes	(3,719)	1,015	1, 2	(2,704)	(5,980)	2,420	3, 4	(3,560)
Net loss	(3,711)	1,015	1, 2	(2,696)	(5,902)	2,420	3, 4	(3,482)
Loss per diluted share	$(0.20)			$(0.15)	$(0.36)			$(0.21)

1	Adjustment reflects stock-based compensation expense of $1,005,000; amortization expense of acquired developed technology of $827,000; amortization expense of acquired intangible assets of $210,000; and, a gain on reduction to the fair value of contingent consideration related to the acquisition of AccSys LLC (f/k/a AccSys, Inc., and otherwise known as Restaurant Magic) (the "Restaurant Magic Acquisition") of $2,310,000.
2	Adjustment reflects non-cash accretion of interest expense and amortization of issuance costs related to the Company's 4.5% Convertible Senior Notes due 2024 (the "2024 Notes") and 2.875% Convertible Senior Notes due 2026 (the "2026 Notes") of $1,283,000.
3
Adjustment reflects stock-based compensation expense of $986,000; amortization expense of acquired developed technology of $241,000; expenses related to the SureCheck divestiture of $207,000; and, expenses related to the Company's continued cooperation with the Singapore authorities in connection with the findings of the completed internal investigation undertaken by the Company related to conduct at its China and Singapore offices (the "China/Singapore Investigation") of $105,000.

4	Adjustment reflects accretion of interest expense and amortization of issuance costs related to the 2024 Notes of $881,000.

About Non-GAAP Financial Measures
The Company reports its financial results in accordance with GAAP.  However, non-GAAP adjusted financial measures, as set forth in the reconciliation table above, are provided because management uses these non-GAAP financial measures in evaluating the results of the Company's continuing operations and believes this information provides investors supplemental insight into underlying business trends and operating results. These non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles and should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP. In addition, these non-GAAP financial measures should be read in conjunction with the Company’s financial statements prepared in accordance with GAAP.

The Company's results of operations are impacted by certain non-recurring charges, including equity based compensation, acquisition and divestiture related expenditures, expense related to the China/Singapore Investigation, and other non-recurring charges that may not be indicative of the Company’s financial performance. Management believes that adjusting its costs of sales, operating expenses, operating loss, net loss and diluted loss per share to remove non-recurring charges, provides a useful perspective with respect to the Company's operating results and provides supplemental information to both management and investors by removing items that are difficult to predict and are often unanticipated. While the Company believes the adjustments provide a useful comparison, the reconciliations of non-GAAP financial measures to corresponding GAAP measures should be carefully evaluated.

PAR TECHNOLOGY CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL RESULTS
(Unaudited, in thousands, except per share and footnote amounts)

	For the nine months ended				For the nine months ended
	September 30, 2020				September 30, 2019
	Reported basis (GAAP)	Adjustments		Comparable basis (Non-GAAP)	Reported basis (GAAP)	Adjustments		Comparable basis (Non-GAAP)
Net revenues	$155,270	$—		$155,270	$134,309	$—		$134,309
Operating loss	(12,171)	4,504	1	(7,667)	(9,545)	5,100	4	(4,445)
Loss before benefit from (provision for) income taxes	(27,862)	15,916	1, 2	(11,946)	(13,728)	6,727	4, 5	(7,001)
Net loss	(23,597)	11,508	1, 2, 3	(12,089)	(9,740)	2,662	4, 5, 6	(7,078)
Loss per diluted share	$(1.30)			$(0.67)	$(0.61)			$(0.44)

1	Adjustment reflects stock-based compensation expense of $3,217,000; amortization expense of acquired developed technology of $2,482,000; amortization expense of acquired intangible assets of $630,000; severance expense of $359,000; expenses related to the China/Singapore Investigation of $126,000; and, gain on reduction to the fair value of contingent consideration related to the Restaurant Magic Acquisition of $2,310,000.
2	Adjustment reflects loss on extinguishment of debt related to the repurchase of approximately $66.3 million of the 2024 Notes of $8,123,000; and, non-cash accretion of interest expense and amortization of issuance costs related to the 2024 Notes and the 2026 Notes of $3,289,000.
3	Adjustment reflects reduction to benefit from income tax of $4,408,000 to reflect the deferred tax benefit impact of the 2026 Notes issuance.
4	Adjustments reflect stock-based compensation expense of $1,837,000; expenses related to the SureCheck divestiture of $1,577,000; amortization expense of acquired intangible assets of $724,000; severance expense of $567,000; and, expenses related to the China/Singapore Investigation of $395,000.
5	Adjustment reflects accretion of interest expense and amortization of issuance costs related to the 2024 Notes of $1,627,000.
6	Adjustment reflects reduction to benefit from income tax of $4,065,000 to reflect the deferred tax benefit impact of the 2024 Notes issuance.